UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2023 (April 6, 2023)

Save Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40403	26-4684680
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

HaPardes 134 (Meshek Sander)
Neve Yarak, Israel	4994500
(Address of principal executive offices)	(Zip Code)

(347) 468 9583

(Registrant’s telephone number, including area code)

N/A

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SVFD	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A amends the Current Report on Form 8-K of Save Foods, Inc. (the “Company” or “Save Foods”) filed with the U.S. Securities and Exchange Commission on April 6, 2023 (the “Original Form 8-K”). The Original Form 8-K reported the Company’s acquisition of Plantify Foods, Inc. (“Plantify”). This Amendment No. 1 on Form 8-K/A is being filed by the Company to amend the Original Form 8-K, solely to provide the disclosures required by Item 9.01 of the Form 8-K that were not previously filed with the Original Report. Except as provided herein, the disclosures made in the Original Form 8-K remain unchanged.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business acquired

The audited consolidated financial statements of Plantify Foods, Inc. as of December 31, 2022 and for the year end December 31, 2022 are attached hereto as Exhibit 99.1 to this Amendment No. 1 and are incorporated by reference herein.

(b)	Pro Forma Financial Information

Pro forma financial information in accordance with Item 9.01(b), is not required since the Company elected to apply the fair value option to record its investments in Plantify under ASC 825. Under the fair value option, the Company would remeasure its investment in Plantify based on the traded share price multiplied by the number of shares at the end of each reporting period. Changes in fair value will be reported as gains or losses in the consolidated statements of comprehensive earnings (loss) with a corresponding adjustment to the equity investment on the balance sheet.

(d)	Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of Ziv Haft, a member firm of BDO.
99.1	Audited financial statements of Plantify Foods, Inc. as of and for the year end December 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Save Foods, Inc.

Date: June 22, 2023	By:	/s/ David Palach
	Name:	David Palach
	Title:	Chief Executive Officer